UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 13, 2006

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.,
                                on behalf of the
                            HOME LOAN TRUST 2006-HI1
             (Exact name of registrant as specified in its charter)

             Delaware                 333-110340-17             41-1808858
 (STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

 8400 Normandale Lake Boulevard, Suite 250
     Minneapolis, Minnesota                                        55437
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                         (ZIP CODE)

                                 (952) 857-7000
-------------------------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE )


                                       N/A
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01.     OTHER EVENTS.

On March 29, 2006, Residential Funding Mortgage Securities II, Inc. caused the issuance and sale of the Home Loan-Backed Notes, Series 2006-HI1, pursuant to an Indenture, dated as of March 29, 2006, between Home Loan Trust 2006-HI1, as issuer (the "Issuer") and JPMorgan Chase Bank, National Association, as indenture trustee (the "Indenture Trustee"). The home loans are serviced pursuant to a Servicing Agreement, dated as of March 29, 2006 among Residential Funding Corporation, as master servicer (the "Master Servicer"), the Indenture Trustee and the Issuer, filed on a Form 8-K with the Securities and Exchange Commission on April 12, 2006.

On August 1, 2006, the Issuer, the Master Servicer and the Indenture Trustee entered into Master Amendment No. 1 to Servicing Agreements (the "Amendment"), attached hereto as Exhibit 4.3/A, in order to expressly allow for the conversion of Residential Funding Corporation, a Delaware corporation, into a Delaware limited liability company.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Amendment.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    Not applicable.

        (d) Exhibit (executed copy): The following execution copy of the Exhibit to the Form S-3 Registration Statement of the Registrant is hereby filed:

          4.3/A Master  Amendment  No. 1 to  Servicing  Agreements,  dated as of
               August 1, 2006 among Residential Funding Corporation, as Master Servicer, Various Delaware Statutory Trusts, as Issuers and JPMorgan Chase Bank, National Association, as Indenture Trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.



                               By:    /s/Heather Anderson
                                    --------------------------------------
                                   Name: Heather Anderson
                                   Title: Vice President




Dated:  September 13, 2006

                                  EXHIBIT INDEX


Exhibit No.           Description

          4.3/A Master  Amendment  No. 1 to  Servicing  Agreements,  dated as of
               August 1, 2006 among Residential Funding Corporation, as Master Servicer, Various Delaware Statutory Trusts, as Issuers and JPMorgan Chase Bank, National Association, as Indenture Trustee.